LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
Lincoln Life & Annuity Variable Annuity Account H

American Legacy® Series B-Share

Supplement dated June 11, 2025 to the
Summary Prospectus for New Investors dated May 1, 2025

This supplement to the summary prospectus for your individual variable annuity contract outlines important changes that become effective on and after June 16, 2025.  These changes are related to:
a)	Appendix A – Funds Available Under The Contract; and
b)	Appendix B – Investment Requirements.
All other provisions outlined in your variable annuity prospectus remain unchanged.
The following line items are added to Appendix A – Funds Available Under the Contract:

Investment Objective	Fund and Adviser/Sub-adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 year	5 year	10 year
Capital appreciation.	American Funds® IS U.S. Small and Mid Cap Equity Fund – Class 4 advised by Capital Research and Management Company	1.04%[1]	N/A	N/A	N/A
Long-term capital appreciation.	LVIP American Funds Vanguard Active Passive Growth Fund – Service Class advised by Lincoln Financial Investments Corporation	0.98%	N/A	N/A	N/A
1This fund is subject to an expense reimbursement or fee waiver arrangement. As a result, this fund’s annual expenses reflect temporary expense reductions. See the fund’s prospectus for additional information.
You can find the fund prospectus and other information about the Contract online at www.lfg.com/VAprospectus. You can also obtain information at no cost by contacting your financial professional or by sending an email request to CustServSupportTeam@lfg.com.
Appendix B – Investment Requirements: If you elect a Living Benefit Rider, you may be subject to the Investment Requirements outlined in the prospectus, according to which Living Benefit Rider you own. Please refer to your prospectus to determine if you are subject to Investment Requirements. The changes outlined below are effective on or about June 16, 2025, and are added to the existing Investment Requirements in your prospectus. All other provisions of Investment Requirements remain unchanged.

The following changes apply to Investment Requirements for other Living Benefit Riders. If you elect Lincoln Market Select® Advantage, or if you are transitioning to i4LIFE® Advantage Select Guaranteed Income Benefit from this rider, the LVIP American Funds Vanguard Active Passive Growth Fund will be added to the list of funds in Group 2 and to the list of funds to which you must allocate 100% of your i4LIFE® Advantage Account Value. The American Funds® IS U.S. Small and Mid Cap Equity Fund will be added to the list of funds in Group 2.

Please retain this supplement for future reference.